UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 29, 2014

PRA Group, Inc.
__________________________________________

(Exact name of registrant as specified in its charter)

Delaware	000-50058	75-3078675
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

120 Corporate Boulevard, Norfolk, Virginia		23502
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	888-772-7326

______________________________________________

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 29, 2014, PRA Group, Inc., (the “Company”), upon the recommendation of the Compensation Committee of its Board of Directors, entered into new three year employment agreements (the “Employment Agreements”) with its Named Executive Officers ("NEO") listed below, setting forth the position, compensation, benefits, term of employment and other terms and conditions relating to such NEO's employment:

Name	Position	Base Salary	Bonus Target	Special Equity Award
Steven Fredrickson	President and Chief Executive Officer	$900,000	$1,000,000	$1,000,000
Kevin Stevenson	EVP and Chief Financial and Administrative Officer	475,000	600,000	500,000
Michael Petit	President, Insolvency Investment Services	440,000	500,000	500,000
Neal Stern	EVP, Operations	390,000	400,000	500,000
Christopher Graves	EVP, Core Acquisitions	390,000	400,000	500,000

The Employment Agreements will supersede prior employment agreements with the above named NEOs, the terms of which expired on December 31, 2014. The Commencement Date of each of the Employment Agreements is January 1, 2015, and each expires on December 31, 2017, unless terminated earlier, in accordance with their terms. Pursuant to the Employment Agreements, each of the above NEOs is eligible to receive equity awards under the Company's Omnibus Incentive Plan, and a special equity award in connection with their execution of their Employment Agreement. The Employment Agreements provide for payments to the NEOs during periods of disability and to their beneficiaries in the event of their death. The Employment Agreements also provide for specified severance payments upon the NEOs' involuntary termination of employment without Cause (as that term is defined in the Employment Agreements). Such payments may include their base salary and accrued paid time off through the date of Termination, as well as a pro-rata Annual Bonus, based upon the Company's performance and the number of days of employment in the calendar year of Termination. Each NEO's receipt of severance payments is conditioned upon their execution of a general release in a form approved by the Company. If an NEO is terminated for Cause, no severance payments will be made. The NEOs have each agreed, during the term of their employment and for a period of time thereafter, to specified non-compete and non-solicitation provisions.

The foregoing summary description of certain provisions of the Employment Agreements does not purport to be complete, and is qualified in its entirety by the actual text of the respective Employment Agreements, which have been filed with this Current Report as Exhibits 10.1, 10.2, 10.3,10.4 and 10.5 and incorporated herein by reference. The Company will provide a more comprehensive summary of its executive compensation program in its upcoming 2015 proxy statement.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements: None.

(b)	Pro forma financial information: None.

(c)	Exhibits

Exhibit No.

10.1    Employment Agreement effective December 29, 2014, by and between Steven Fredrickson and PRA Group, Inc.
10.2    Employment Agreement effective December 29, 2014, by and between Kevin Stevenson and PRA Group, Inc.
10.3    Employment Agreement effective December 29, 2014, by and between Michael Petit and PRA Group, Inc.
10.4    Employment Agreement effective December 29, 2014, by and between Neal Stern and PRA Group, Inc.
10.5    Employment Agreement effective December 29, 2014, by and between Christopher Graves and PRA Group, Inc.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRA Group, Inc.

January 5, 2015	By:	/s/ Kevin P. Stevenson

Name: Kevin P. Stevenson
Title: EVP/CFO